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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 26, 2001


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)



      Virginia                      54-1837743                     001-13731
  (State or other      (I.R.S. Employer incorporation or       (Commission File
  jurisdiction of                 organization)                     Number)
Identification No.)



                            1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)
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Item 5. Other Events

1. On April 26, 2001, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 1st quarter 2001. The entire text of that press release is being filed herewith and attached as Exhibit 99.1. including the Condensed Consolidated Statements of Operations.

2. On April 26, 2001, Friedman, Billings, Ramsey Group, Inc. held a conference call announcing its earnings for the 1st quarter 2001. The text of that conference call is being filed herewith and attached as Exhibit
99.2.

3.        Friedman, Billings, Ramsey Group, Inc., attaches herewith, as
Exhibit 99.3, Financial & Statistical Supplement - Operating Results(unaudited), financial schedule of its operating results for 2000 and the 1st quarter 2001.


4. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.4, Friedman, Billings, Ramsey Group, Inc. Long-Term Investment Matrix.

99.1 Press Release dated April 26, 2001
99.2 Conference Call Transcript
99.3 Financial & Statistical Supplement - Operating Results(unaudited)
99.4 Long-Term Investment Matrix.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
Chairman and Co-Chief Executive Officer